UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: September 17, 2015
(Date of earliest event reported)

DARDEN RESTAURANTS, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 1-13666

Florida	59-3305930
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
1000 Darden Center Drive, Orlando, Florida 32837
(Address of principal executive offices, including zip code)
(407) 245-4000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

Darden Restaurants, Inc. (the “Company”) issued a news release dated September 22, 2015, entitled “Darden Restaurants Reports Fiscal 2016 First Quarter Results; Same-Restaurant Sales Increased 3.4%, All Brands Positive; Increases Earnings Outlook for the Full Fiscal Year,” a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02 in this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 2.02 of this Current Report on Form 8-K shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Darden Restaurants, Inc. 2015 Omnibus Incentive Plan

At the Company’s 2015 Annual Meeting of Shareholders held on September 17, 2015 (the “Annual Meeting”), shareholders of the Company approved the Darden Restaurants, Inc. 2015 Omnibus Incentive Plan (the “2015 Plan”), which will replace the Company’s existing equity compensation plan, the 2002 Stock Incentive Plan (the “2002 Plan”). No additional awards will be granted under the 2002 Plan after the Annual Meeting; however, outstanding awards under the 2002 Plan will continue to be governed by the 2002 Plan and the agreements under which they were granted. The Company’s board of directors unanimously approved the 2015 Plan on July 15, 2015, subject to shareholder approval. The results of the shareholder vote on the 2015 Plan are set forth further below under Item 5.07 of this Current Report on Form 8-K.

The 2015 Plan, which became effective upon shareholder approval at the Annual Meeting (the “Effective Date”), provides for the grant of awards of options (nonqualified stock options or incentive stock options), stock appreciation rights, restricted stock, restricted stock units, deferred stock units, unrestricted stock, dividend equivalent rights, performance shares and other performance-based awards, other equity-based awards, and cash bonus awards (each, an “Award” and collectively, the “Awards”) to eligible participants. Subject to adjustment, the maximum number of shares of stock reserved for issuance under the 2015 Plan will be equal to the sum of (i) nine hundred thousand (900,000) shares of stock, plus (ii) the number of shares of stock available for future awards under the 2002 Plan as of the Effective Date, plus (iii) the number of shares of stock related to awards outstanding under the 2002 Plan as of the Effective Date that thereafter terminate by expiration or forfeiture, cancellation, or otherwise without the issuance of such shares of stock.

The 2015 Plan will be administered by a Committee which is composed of not fewer than two (2) directors of the Company designated by the Board to administer the 2015 Plan (the “Committee”). Each member of the Committee will be (a) a “non-employee director” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended, (b) an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, and (c) an independent director in accordance with the rules of any stock exchange on which the Company’s stock is listed. The Committee will determine the individuals to whom awards will be granted, the type of Award and number of shares covered by each Award, and the other terms and conditions of an Award.

The 2015 Plan will terminate on the first to occur of (a) the tenth (10th) anniversary of the Effective Date, (b) the date determined in accordance with the Board’s authority to amend, suspend, or terminate the 2015 Plan, or (c) the date determined in accordance with a Change in Control (as defined in the 2015 Plan). Upon such termination of the 2015 Plan, all outstanding Awards will continue to have full force and effect in accordance with the provisions of the terminated 2015 Plan and the applicable award agreement (or other documents evidencing such Awards).

This summary of the 2015 Plan is subject to and is qualified in its entirety by reference to the full text of the 2015 Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

(a)
The Annual Meeting of Shareholders of the Company was held on September 17, 2015 in Orlando, Florida. On September 17, 2015, Peter W. Descovich, the independent Inspector of Election for the Annual Meeting, delivered to the Company his final, certified vote results.

(b)
The name of each director elected at the meeting, a brief description of each other matter voted upon, and the voting results, are provided below. At the Annual Meeting, the shareholders took the following actions:

(i)	Voted on the election of 12 directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified, as follows:

Nominees	For	Withheld	Broker Non-Votes
Margaret Shân Atkins	95,851,346	2,234,593	12,244,642
Jean M. Birch	95,513,136	2,572,803	12,244,642
Bradley D. Blum	95,629,712	2,456,227	12,244,642
James P. Fogarty	95,906,563	2,179,376	12,244,642
Cynthia T. Jamison	95,834,867	2,251,072	12,244,642
Eugene I. Lee, Jr.	96,100,045	1,985,894	12,244,642
William H. Lenehan	95,895,260	2,190,679	12,244,642
Lionel L. Nowell, III	95,902,342	2,183,597	12,244,642
William S. Simon	95,926,229	2,159,710	12,244,642
Jeffrey C. Smith	95,719,695	2,366,244	12,244,642
Charles M. Sonsteby	95,889,357	2,196,582	12,244,642
Alan N. Stillman	95,864,757	2,221,182	12,244,642

Based on these results, the following nominees were elected as directors at the Annual Meeting, each to serve until the next annual meeting of shareholders and until his or her successor is elected and qualified: Margaret Shân Atkins, Jean M. Birch, Bradley D. Blum, James P. Fogarty, Cynthia T. Jamison, Eugene I. Lee, Jr., William H. Lenehan, Lionel L. Nowell, III, William S. Simon, Jeffrey C. Smith, Charles M. Sonsteby, and Alan N. Stillman.

(ii)	Approved a resolution providing advisory approval of the Company’s executive compensation.

For	95,134,693
Against	2,590,687
Abstain	360,559
Broker Non-Vote	12,244,642

(iii)	Ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 29, 2016.

For	107,843,945
Against	2,239,116
Abstain	247,520
Broker Non-Vote	0

(iv)	Approved a management proposal to amend the Company’s Articles of Incorporation (the “Charter”) to reduce the percentage of shares required to call a special meeting of shareholders.

For	94,968,821
Against	2,833,291
Abstain	283,827
Broker Non-Vote	12,244,642

(v)	Approved a management proposal to amend the Charter to eliminate the supermajority voting requirement for shareholder amendments to provisions of the Charter.

For	96,111,388
Against	1,676,310
Abstain	298,241
Broker Non-Vote	12,244,642

(vi)	Approved a management proposal to amend the Charter to eliminate the supermajority voting requirement for shareholders to remove directors for cause.

For	96,347,256
Against	1,370,787
Abstain	367,896
Broker Non-Vote	12,244,642

(vii)	Approved a management proposal to amend the Charter to eliminate the supermajority voting requirement for certain business combinations with interested shareholders.

For	95,500,088
Against	2,143,798
Abstain	442,053
Broker Non-Vote	12,244,642

(viii)	Did not ratify the provision of the Company’s Bylaws designating Orange County, Florida as the exclusive forum for certain shareholder litigation.

For	44,798,043
Against	52,739,498
Abstain	548,398
Broker Non-Vote	12,244,642

(ix)	Approved the Darden Restaurants, Inc. 2015 Omnibus Incentive Plan.

For	91,046,756
Against	6,565,554
Abstain	473,629
Broker Non-Vote	12,244,642

(x)	Did not approve a shareholder proposal regarding lobbying disclosure.

For	21,833,526
Against	70,124,011
Abstain	6,128,402
Broker Non-Vote	12,244,642

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit
10.1	Darden Restaurants, Inc. 2015 Omnibus Incentive Plan
99.1
News release dated September 22, 2015, entitled “Darden Restaurants Reports Fiscal 2016 First Quarter Results; Same-Restaurant Sales Increased 3.4%, All Brands Positive; Increases Earnings Outlook for the Full Fiscal Year.”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARDEN RESTAURANTS, INC.

By:	/s/ Jeffrey A. Davis
Jeffrey A. Davis
Senior Vice President and Chief Financial Officer
Date: September 22, 2015

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.1	Darden Restaurants, Inc. 2015 Omnibus Incentive Plan
99.1
News release dated September 22, 2015, entitled “Darden Restaurants Reports Fiscal 2016 First Quarter Results; Same-Restaurant Sales Increased 3.4%, All Brands Positive; Increases Earnings Outlook for the Full Fiscal Year.”